UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PINCX**

# Putnam Income Fund

## Semiannual report 4|30|11

A world of investing.™

Putnam INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Semiannual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current return across a broad range of fixed-income securities

Over Putnam Income Fund’s 56-year history, the bond landscape has undergone a dramatic transformation. A significant portion of the U.S. investment-grade sector, the fund’s primary focus, is now composed of securitized debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution, the fund’s objective has remained constant. In a letter to investors in 1963, George Putnam, Jr., expressed it this way: “We have in mind those people who need a liberal current return…” His choice of “current return” rather than “current income” captures the investment philosophy of the fund today: High current income should be pursued within a total return context, and risk management is as important as yield in maintaining a high current income stream.

Since 1954, Putnam Income Fund has navigated the changing bond market landscape to seek total return for investors.

Investing in today’s global bond market requires broad expertise. Putnam’s fixed-income organization includes teams of specialists who focus on varied investment opportunities. The fund’s managers select from these opportunities, building a diversified portfolio that carefully balances risk and return.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Key fixed-income return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBS/ABS). Because MBS are the securitized cash flows of mortgages, prepayment rates are another consideration. Some MBS are issued by the U.S. government or its agencies and others are issued by other entities.

For ABS, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Michael V. Salm

Mike, what was the bond-market environment like during the six months ended April 30, 2011?

The fixed-income market generated mixed results during the period. In terms of broad market sectors, securities at the riskier end of the spectrum, such as high-yield corporate bonds, floating-rate bank-loan securities, and commercial mortgage-backed securities [CMBS] performed the best. Bonds in these categories are less interest-rate sensitive and benefited from an improving economy. Non-U.S. government bonds and government-agency mortgage pass-through securities outpaced the broad U.S. market but still lagged bonds in riskier market sectors. U.S. Treasuries struggled during the period, as improving economic prospects and increasing inflation expectations in the United States contributed to rising yields. The Federal Reserve continued its bond purchases under its quantitative easing program, which helped temper the upward pressure on yields. Reflecting increased inflation expectations, yields at the intermediate 5- to 10-year portion of the Treasury yield curve rose more than shorter- and longer-maturity yields. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.]

In this environment, our decision to limit the fund’s interest-rate risk versus the benchmark and focus on securities we believed could perform well despite rising rates enabled Putnam Income Fund to outperform its benchmark at net asset value by a sizable margin.

Looking more closely at the macroeconomic backdrop, leading economic indicators accelerated throughout the winter into the spring, signaling continued economic expansion for the United States in the coming months. Manufacturing activity improved, with a renewal of the inventory cycle potentially providing room for additional growth. Labor market conditions also strengthened, with total private employment increasing substantially during the first three months of 2011. On the downside, U.S. residential housing remained

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/11. See pages 4 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

very weak, as sales patterns showed that the excesses of the housing bubble are still being worked through the system.

Which holdings drove the fund’s solid relative performance?

The strong cash flows generated by our out-of-benchmark holdings of securitized bonds — specifically agency interest-only collateralized mortgage obligations [IO CMO] and non-agency residential mortgage-backed securities [RMBS] — provided a substantial boost to the fund’s relative performance. Higher interest rates helped our IO CMO positions by removing refinancing incentives for lower-rate mortgage pools. As a result, refinancing activity on the mortgage pools underlying the IO CMOs that we held remained at low levels, allowing the securities to generate steady income and price appreciation. We took this opportunity to lock in these gains from our IO CMO positions and significantly reduced the fund’s exposure.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the duration — or interest-rate sensitivity — of these positions, in order to isolate the prepayment risk that we believed was attractively priced.

As for non-agency RMBS, our holdings of manufactured housing and Alternative-A [Alt-A] securities added value, as cash flows remained strong and technical factors [the balance of supply and demand] continued to improve. What’s more, non-agency RMBS

Credit qualities are shown as a percentage of net assets as of 4/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

tend to have minimal sensitivity to rising interest rates because of their relatively short durations, further supporting their performance in a rising-rate environment. By way of background, Alt-A mortgage securities are considered riskier than bonds backed by standard prime mortgages. However, because Alt-A borrowers must have reasonably adequate credit histories, these securities have higher credit quality than bonds backed by subprime mortgages.

Overweight exposure to shorter-term CMBS also helped the fund’s return. Our holdings of bonds in the highly liquid topmost part of the capital structure benefited from investors’ perception that even though commercial mortgage delinquencies accelerated, senior CMBSs had enough structural protection to withstand losses. However, CMBSs were one of the first sectors to recover from the 2008–2009 credit crisis so their valuations are, in our view, not as attractive as they once were.

How did the fund’s yield-curve strategy affect results?

The fund’s duration and yield-curve positioning also contributed positively versus the benchmark. Using interest-rate swaps and futures, we kept the fund’s duration short versus the index, which helped as rates moved higher.

Which investments detracted from results?

The fund’s underweight exposure to government-agency RMBS detracted as this sector outperformed the index during the period. We underweighted agency RMBS in favor of bonds in other areas that, in our view, offered more attractive yield spreads over Treasuries.

What is your outlook for the coming months, and how are you positioning the fund?

Developed global economies appear to be transitioning into an “interest-rate normalization” mode. Reflecting its staunch anti-inflation posture, the European Central Bank raised its main policy rate by 0.25% in early April — its

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

first increase since 2008 — and may do so again in the next several months.

In terms of portfolio positioning, as noted previously, we reduced the fund’s risk profile by sharply cutting our allocation to IO CMOs, concluding that their valuations had reached levels that were less compelling from a risk/ reward standpoint. However, we continue to closely monitor the IO CMO market, and remain alert for opportunities to reallocate capital to this area as valuations warrant. In the face of continued housing-market uncertainty, we also trimmed the fund’s holdings of non-agency RMBS. Lastly, we are maintaining a short-duration posture, as we anticipate that rates may continue to rise, and plan to continue the fund’s bias toward a flattening yield curve. Overall, the portfolio remains broadly diversified.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s dividend rate was decreased twice during the semiannual period ended April 30, 2011. The dividend per class A share declined from $0.038 to $0.034 effective November 2010, and from $0.034 to $0.029 effective March 2011. The reductions were due to a decrease in yields from asset-backed and commercial mortgage-backed securities, and also due to an overall decrease in interest income resulting from the current low interest-rate environment.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam and Team Leader of the Liquid Markets Group at Putnam. Michael has a B.A. from Cornell University. He joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund is managed by Carl Bell, Kevin Murphy, and Raman Srivastava.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.92%	7.84%	6.93%	6.93%	7.11%	7.11%	7.48%	7.42%	7.65%	8.00%

10 years	81.46	74.15	68.13	68.13	68.16	68.16	76.73	71.11	76.73	85.60
Annual average	6.14	5.70	5.33	5.33	5.33	5.33	5.86	5.52	5.86	6.38

5 years	44.57	38.69	39.12	37.12	39.17	39.17	42.61	37.97	42.44	46.05
Annual average	7.65	6.76	6.83	6.52	6.83	6.83	7.36	6.65	7.33	7.87

3 years	31.71	26.49	28.63	25.63	28.85	28.85	30.71	26.40	30.45	32.57
Annual average	9.62	8.15	8.75	7.90	8.82	8.82	9.34	8.12	9.27	9.85

1 year	7.70	3.46	6.83	1.83	6.83	5.83	7.34	3.78	7.22	7.83

6 months	3.50	–0.70	3.16	–1.84	3.15	2.15	3.32	–0.09	3.27	3.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 4/30/11

	Barclays Capital U.S. Aggregate	Lipper Corporate Debt Funds A-Rated
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	74.77%	67.28%
Annual average	5.74	5.25

5 years	35.93	31.13
Annual average	6.33	5.52

3 years	18.47	18.96
Annual average	5.81	5.92

1 year	5.36	6.04

6 months	0.02	0.91

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/11, there were 141, 126, 121, 114, and 62 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.194		$0.170	$0.170	$0.188		$0.188	$0.200

Capital gains	—		—	—	—		—	—

Total	$0.194		$0.170	$0.170	$0.188		$0.188	$0.200

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/10	$6.86	$7.15	$6.80	$6.82	$6.74	$6.97	$6.83	$6.93

4/30/11	6.90	7.19	6.84	6.86	6.77	7.00	6.86	6.97

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.04%	4.84%	4.39%	4.37%	4.96%	4.80%	4.90%	5.16%

Current 30-day SEC yield [2]	N/A	4.62	4.06	4.06	N/A	4.41	4.57	5.06

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.90%	7.82%	6.92%	6.92%	7.09%	7.09%	7.46%	7.40%	7.63%	7.98%

10 years	77.79	70.68	65.20	65.20	64.99	64.99	73.36	67.63	73.42	82.43
Annual average	5.92	5.49	5.15	5.15	5.13	5.13	5.66	5.30	5.66	6.20

5 years	41.50	35.80	36.56	34.56	36.40	36.40	39.95	35.42	39.82	43.40
Annual average	7.19	6.31	6.43	6.12	6.41	6.41	6.95	6.25	6.93	7.48

3 years	29.43	24.33	26.57	23.57	26.60	26.60	28.40	24.19	28.37	30.49
Annual average	8.98	7.53	8.17	7.31	8.18	8.18	8.69	7.49	8.68	9.28

1 year	7.14	2.90	6.41	1.41	6.27	5.27	6.92	3.51	6.81	7.43

6 months	1.69	–2.42	1.49	–3.45	1.34	0.35	1.63	–1.71	1.60	1.91

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10*	0.88%	1.63%	1.63%	1.13%	1.13%	0.63%

Annualized expense ratio for the six-month period
ended 4/30/11	0.86%	1.61%	1.61%	1.11%	1.11%	0.61%

* Restated to reflect projected expenses under a management contract effective 1/1/10.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.34	$8.11	$8.11	$5.60	$5.59	$3.08

Ending value (after expenses)	$1,035.00	$1,031.60	$1,031.50	$1,033.20	$1,032.70	$1,035.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.31	$8.05	$8.05	$5.56	$5.56	$3.06

Ending value (after expenses)	$1,020.53	$1,016.81	$1,016.81	$1,019.29	$1,019.29	$1,021.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/11 (Unaudited)

MORTGAGE-BACKED SECURITIES (38.3%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$4,752,014	$4,870,931
Ser. 07-1, Class XW, IO, 0.464s, 2049	11,352,964	145,396

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.958s, 2035	24,335,636	98,326
Ser. 07-5, Class XW, IO, 0.593s, 2051	22,957,761	396,081
Ser. 04-4, Class XC, IO, 0.31s, 2042	27,568,553	451,090
Ser. 04-5, Class XC, IO, 0.304s, 2041	47,506,044	680,700
Ser. 06-5, Class XC, IO, 0.213s, 2047	94,264,896	1,394,187
Ser. 05-1, Class XW, IO, 0.096s, 2042	349,973,460	235,602

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.585s, 2032	379,000	406,368
FRB Ser. 07-PW16, Class A2, 5.854s, 2040	2,700,028	2,824,742
Ser. 07-PW17, Class A3, 5.736s, 2050	15,217,000	16,018,327
Ser. 06-PW14, Class A2, 5.123s, 2038	1,755,000	1,780,818
Ser. 04-PR3I, Class X1, IO, 0.325s, 2041	8,531,190	155,293
Ser. 05-PWR9, Class X1, IO, 0.254s, 2042	59,583,105	521,352

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.874s, 2038 F	16,751,558	251,296
Ser. 06-PW14, Class X1, IO, 0.27s, 2038	16,003,249	240,049
Ser. 05-PW10, Class X1, IO, 0.088s, 2040	61,268,211	134,177

Citigroup Commercial Mortgage Trust FRB Ser. 07-C6,
Class A3, 5.886s, 2049	5,593,000	5,852,533

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.143s, 2049	91,653,963	1,107,180

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	1,337,792	1,387,917
Ser. 07-CD4, Class A2B, 5.205s, 2049	2,040,000	2,086,691

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.553s, 2049	55,510,396	840,983
Ser. 07-CD4, Class XC, IO, 0.171s, 2049	68,705,267	644,455

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	799,975	829,426
Ser. 98-C2, Class F, 5.44s, 2030	2,815,140	2,934,867

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.229s, 2043	29,987,727	285,879
Ser. 06-C8, Class XS, IO, 0.173s, 2046	65,806,622	772,183
Ser. 05-C6, Class XC, IO, 0.098s, 2044	51,649,691	300,056

Countrywide Alternative Loan Trust Ser. 06-2CB, Class A11,
6s, 2036	8,527,385	5,590,767

Countrywide Home Loans FRB Ser. 05-HYB4, Class 2A1,
2.856s, 2035	477,687	355,877

Countrywide Home Loans 144A
Ser. 04-R2, Class 1AS, IO, 5.679s, 2034	9,418,125	1,165,920
Ser. 05-R3, Class AS, IO, 5.548s, 2035	617,795	79,166
FRB Ser. 04-R2, Class 1AF1, 0.633s, 2034	9,284,091	7,984,319
FRB Ser. 05-R3, Class AF, 0.613s, 2035	606,961	521,987

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.417s, 2041	$2,834,000	$2,938,735
FRB Ser. 07-C4, Class A2, 5.995s, 2039	8,466,669	8,673,395
Ser. 07-C5, Class AAB, 5.62s, 2040	4,243,000	4,498,225
Ser. 07-C2, Class A2, 5.448s, 2049	2,112,032	2,139,561
Ser. 07-C1, Class AAB, 5.336s, 2040	5,218,000	5,472,638
Ser. 06-C5, Class AX, IO, 0.252s, 2039	30,225,219	487,593

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.27s, 2049	94,715,844	569,621
Ser. 06-C4, Class AX, IO, 0.2s, 2039	60,521,663	915,384
Ser. 07-C1, Class AX, IO, 0.173s, 2040	111,950,159	783,875

CS First Boston Mortgage Securities Corp.
Ser. 03-CPN1, Class E, 4.891s, 2035	1,341,000	1,341,308
Ser. 04-C3, Class A3, 4.302s, 2036	4,979	4,978

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	2,640,000	2,770,115
FRB Ser. 03-CK2, Class G, 5.744s, 2036	2,345,000	2,405,846
Ser. 03-C3, Class AX, IO, 1.911s, 2038	67,305,443	1,845,199
Ser. 02-CP3, Class AX, IO, 1.621s, 2035	28,087,537	337,171
FRB Ser. 04-TF2A, Class J, 1.169s, 2019	254,000	244,475
FRB Ser. 04-TF2A, Class H, 0.919s, 2019	495,000	470,250
Ser. 04-C4, Class AX, IO, 0.503s, 2039	6,520,852	151,828

DLJ Commercial Mortgage Corp. 144A
FRB Ser. 98-CG1, Class B4, 7.457s, 2031	3,188,000	3,484,509
Ser. 99-CG2, Class B3, 6.1s, 2032	522,676	522,635
Ser. 99-CG2, Class B4, 6.1s, 2032	2,084,000	2,067,611

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.913s, 2037	2,347,060	3,514,219
IFB Ser. 2976, Class LC, 23.618s, 2035	301,973	431,889
IFB Ser. 2979, Class AS, 23.471s, 2034	262,275	360,052
IFB Ser. 3072, Class SB, 22.848s, 2035	1,170,766	1,645,439
IFB Ser. 3249, Class PS, 21.553s, 2036	1,139,941	1,589,764
IFB Ser. 3065, Class DC, 19.204s, 2035	1,202,607	1,572,096
IFB Ser. 3105, Class SI, IO, 19.061s, 2036	299,303	160,833
IFB Ser. 2990, Class LB, 16.387s, 2034	1,559,911	1,926,537
IFB Ser. 3835, Class SD, 15 3/8s, 2041	10,000,000	12,242,200
IFB Ser. 3184, Class SP, IO, 7.131s, 2033	1,822,416	241,470
IFB Ser. 3287, Class SE, IO, 6.481s, 2037	4,519,934	775,350
IFB Ser. 3398, Class SI, IO, 6.431s, 2036	4,667,173	622,414
IFB Ser. 3677, Class KS, IO, 6.331s, 2040	11,241,487	1,756,333
IFB Ser. 3485, Class SI, IO, 6.331s, 2036	1,683,432	282,194
IFB Ser. 3751, Class SB, IO, 5.821s, 2039	21,045,135	3,242,003
IFB Ser. 3725, Class CS, IO, 5.781s, 2040	32,848,311	4,983,417
Ser. 3672, Class PI, IO, 5 1/2s, 2039	7,351,419	1,598,934
Ser. 3645, Class ID, IO, 5s, 2040	505,576	90,453
Ser. 3632, Class CI, IO, 5s, 2038	593,319	110,690
Ser. 3626, Class DI, IO, 5s, 2037	419,874	54,202
Ser. 3623, Class CI, IO, 5s, 2036	378,539	61,099
Ser. 3747, Class HI, IO, 4 1/2s, 2037	2,845,051	455,177
Ser. 3707, Class PI, IO, 4 1/2s, 2025	17,866,184	2,689,575
Ser. 3768, Class MI, IO, 4s, 2035	64,544,142	9,009,229

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3736, Class QI, IO, 4s, 2034	$14,726,652	$1,925,970
Ser. 3740, Class KI, IO, 4s, 2033	20,653,489	2,750,012
Ser. 3692, Class KI, IO, 4s, 2024	64,911,212	5,842,009
Ser. 3707, Class HI, IO, 4s, 2023	5,855,277	651,282
Ser. T-56, Class A, IO, 0.524s, 2043	15,220,881	285,392
Ser. T-56, Class 3, IO, 0.468s, 2043	5,301,290	3,313
Ser. T-56, Class 1, IO, 0.292s, 2043	18,440,609	14,407
Ser. T-56, Class 2, IO, 0.117s, 2043	6,368,675	596
Ser. 3369, Class BO, PO, zero %, 2037	85,127	74,746
Ser. 3327, Class IF, IO, zero %, 2037	61,513	461
Ser. 3369, PO, zero %, 2037	19,143	17,435
Ser. 3391, PO, zero %, 2037	175,969	140,680
Ser. 3300, PO, zero %, 2037	1,504,673	1,293,791
Ser. 3206, Class EO, PO, zero %, 2036	60,196	50,489
Ser. 3175, Class MO, PO, zero %, 2036	176,470	145,988
Ser. 3210, PO, zero %, 2036	47,919	40,536
FRB Ser. 3326, Class YF, zero %, 2037	84,549	62,355
FRB Ser. 3263, Class TA, zero %, 2037	7,185	7,181
FRB Ser. 3147, Class SF, zero %, 2036	252,830	233,562
FRB Ser. 3117, Class AF, zero %, 2036	59,831	55,130
FRB Ser. 3326, Class WF, zero %, 2035	171,438	149,151
FRB Ser. 3033, Class YF, zero %, 2035	11,677	11,623
FRB Ser. 3036, Class AS, zero %, 2035	84,385	61,422
FRB Ser. 3003, Class XF, zero %, 2035	175,470	172,345

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.659s, 2037	1,123,814	2,212,970
IFB Ser. 06-62, Class PS, 38.624s, 2036	2,359,684	4,088,476
IFB Ser. 06-8, Class HP, 23.787s, 2036	1,193,786	1,693,935
IFB Ser. 05-45, Class DA, 23.64s, 2035	2,418,343	3,624,863
IFB Ser. 05-122, Class SE, 22.356s, 2035	2,275,006	3,163,621
IFB Ser. 05-75, Class GS, 19.612s, 2035	1,022,389	1,347,506
IFB Ser. 05-106, Class JC, 19.465s, 2035	1,124,589	1,486,706
IFB Ser. 05-83, Class QP, 16.841s, 2034	278,073	355,741
IFB Ser. 11-4, Class CS, 12.475s, 2040	3,256,714	3,540,852
IFB Ser. 11-27, Class AS, IO, 6.267s, 2041	20,331,531	3,765,603
IFB Ser. 10-35, Class SG, IO, 6.187s, 2040	43,349,744	8,596,688
Ser. 10-67, Class BI, IO, 5 1/2s, 2025	14,329,334	1,670,270
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	32,667,180	3,408,927
Ser. 03-W10, Class 1, IO, 1.549s, 2043	12,983,873	608,619
Ser. 01-50, Class B1, IO, 0.423s, 2041	1,308,893	17,179
Ser. 03-34, Class P1, PO, zero %, 2043	306,155	232,678
Ser. 07-64, Class LO, PO, zero %, 2037	308,995	271,974
Ser. 07-14, Class KO, PO, zero %, 2037	663,205	546,780
Ser. 06-125, Class OX, PO, zero %, 2037	214,987	186,036
Ser. 06-84, Class OT, PO, zero %, 2036	122,494	107,481
Ser. 06-46, Class OC, PO, zero %, 2036	99,719	84,411
Ser. 04-61, Class CO, PO, zero %, 2031	436,621	433,994
FRB Ser. 06-115, Class SN, zero %, 2036	583,833	569,420
FRB Ser. 06-104, Class EK, zero %, 2036	37,611	34,940
FRB Ser. 05-117, Class GF, zero %, 2036	9,794	9,596

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

Federal National Mortgage Association
FRB Ser. 06-1, Class HF, zero %, 2032	$16,299	$14,827
IFB Ser. 06-48, Class FG, zero %, 2036	129,332	128,180

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.648s, 2033	5,666,209	244

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,112,000	2,261,924
Ser. 97-C2, Class G, 7 1/2s, 2029	696,000	753,675

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.157s, 2043	53,444,981	420,281
Ser. 05-C3, Class XC, IO, 0.107s, 2045	326,692,530	1,646,233
Ser. 07-C1, Class XC, IO, 0.088s, 2049	134,750,185	671,811

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.318s, 2029	4,079,677	144,998
Ser. 05-C1, Class X1, IO, 0.448s, 2043	39,513,683	512,066

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	261,109	240,220
Ser. 06-C1, Class XC, IO, 0.108s, 2045	114,344,806	597,979

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.43s, 2041	18,402,722	26,153,580
IFB Ser. 11-70, Class SM, IO, 5.00s, 2041 Δ	5,789,000	1,374,888
IFB Ser. 10-158, Class SD, 14.361s, 2040	2,780,250	3,006,868
IFB Ser. 11-26, Class SP, 14.361s, 2040	2,387,771	2,453,435
IFB Ser. 11-25, Class SP, 13.911s, 2040	9,493,500	9,983,080
IFB Ser. 11-56, Class MS, 6.82s, 2041	6,024,000	5,761,173
IFB Ser. 11-56, Class SG, 6.786s, 2041	3,347,000	3,209,639
IFB Ser. 10-85, Class AS, IO, 6.437s, 2039	7,712,321	1,388,218
IFB Ser. 10-93, Class NS, IO, 6.437s, 2037	5,804,712	954,150
IFB Ser. 10-158, Class DS, IO, 6.337s, 2036	15,876,473	2,826,806
IFB Ser. 11-4, Class PS, IO, 5.967s, 2040	7,516,030	1,225,563
IFB Ser. 10-85, Class SN, IO, 5.727s, 2040	39,052,818	6,635,464
Ser. 11-70, PO, 3 1/2s, 2041 Δ	41,277,000	29,545,251
Ser. 10-151, Class KO, PO, zero %, 2037	1,760,353	1,504,750
Ser. 06-36, Class OD, PO, zero %, 2036	126,399	118,845
Ser. 99-31, Class MP, PO, zero %, 2029	44,678	40,433
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,155,697	33,346
FRB Ser. 07-73, Class KM, zero %, 2037	216,545	186,338
FRB Ser. 07-35, Class UF, zero %, 2037	34,102	32,829

Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A2, 5.381s, 2039	6,528,273	6,662,587
Ser. 05-GG5, Class A2, 5.117s, 2037	846,730	855,062
Ser. 05-GG5, Class XC, IO, 0.178s, 2037	331,168,868	811,364

Greenwich Capital Commercial Funding Corp. 144A
Ser. 03-C1, Class G, 4.773s, 2035	1,618,000	1,583,888
Ser. 05-GG3, Class XC, IO, 0.507s, 2042	92,211,646	1,119,191

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	2,770,566	2,791,345

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	761,148	764,953
Ser. 03-C1, Class X1, IO, 1.002s, 2040	15,403,595	161,798
Ser. 04-C1, Class X1, IO, 0.925s, 2028	2,681,586	268
Ser. 06-GG6, Class XC, IO, 0.168s, 2038	116,444,561	237,582

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.953s, 2035	$783,060	$115,025
IFB Ser. 04-4, Class 1AS, IO, 5.374s, 2034	320,070	45,650
FRB Ser. 04-4, Class 1AF, 0.613s, 2034	320,070	268,858
FRB Ser. 05-RP1, Class 1AF, 0.563s, 2035	783,060	657,770

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	521,240	543,042
FRB Ser. 07-LD12, Class A3, 6.186s, 2051	25,166,000	26,981,279
FRB Ser. 07-LD11, Class A3, 6.005s, 2049	2,929,000	3,119,304
Ser. 07-C1, Class ASB, 5.857s, 2051	1,811,000	1,912,411
Ser. 06-LDP9, Class A2S, 5.298s, 2047	7,839,000	7,967,403
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,606,040	1,658,159
Ser. 06-LDP8, Class X, IO, 0.752s, 2045	62,509,623	1,400,791
Ser. 06-CB17, Class X, IO, 0.696s, 2043	96,026,631	2,152,811
Ser. 06-LDP9, Class X, IO, 0.634s, 2047	77,225,450	1,388,382
Ser. 07-LDPX, Class X, IO, 0.519s, 2049	42,475,154	547,369
Ser. 06-CB16, Class X1, IO, 0.215s, 2045	31,514,312	402,624

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	732,092	733,569
Ser. 03-ML1A, Class X1, IO, 1.49s, 2039	36,974,393	731,224
Ser. 05-LDP2, Class X1, IO, 0.321s, 2042	147,287,783	2,267,422
Ser. 07-CB20, Class X1, IO, 0.199s, 2051	75,350,978	734,732
Ser. 05-CB12, Class X1, IO, 0.135s, 2037	33,528,992	256,369
Ser. 05-LDP5, Class X1, IO, 0.101s, 2044	415,550,269	1,445,699
Ser. 06-LDP6, Class X1, IO, 0.099s, 2043	61,707,921	224,648

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	561,475
Ser. 99-C1, Class G, 6.41s, 2031	601,777	594,620
FRB Ser. 07-C3, Class A2FL, 5.84s, 2044	7,863,000	8,086,528
Ser. 98-C4, Class G, 5.6s, 2035	474,000	500,354
Ser. 98-C4, Class H, 5.6s, 2035	808,000	846,398

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2040	6,409,244	6,643,312
Ser. 07-C7, Class A2, 5.588s, 2045	3,486,000	3,580,083
Ser. 07-C2, Class XW, IO, 0.753s, 2040	9,023,692	198,239

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.943s, 2037	10,293,418	152,997
Ser. 06-C7, Class XW, IO, 0.91s, 2038	47,402,879	1,197,169
Ser. 06-C7, Class XCL, IO, 0.405s, 2038	73,575,718	1,143,271
Ser. 05-C3, Class XCL, IO, 0.342s, 2040	143,433,904	2,653,083
Ser. 05-C5, Class XCL, IO, 0.258s, 2040	101,155,227	1,462,806
Ser. 05-C2, Class XCL, IO, 0.244s, 2040	176,210,630	1,377,051
Ser. 05-C7, Class XCL, IO, 0.162s, 2040	141,606,302	913,290
Ser. 07-C2, Class XCL, IO, 0.162s, 2040	209,435,038	2,533,222
Ser. 06-C1, Class XCL, IO, 0.161s, 2041	139,436,946	1,404,493

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.831s, 2027	3,605,468	3,040,336

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.719s, 2022	542,487	520,787

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.045s, 2030	$496,000	$528,361
FRB Ser. 97-C2, Class F, 6 1/4s, 2029	1,761,587	1,869,036
Ser. 96-C2, Class JS, IO, 2.287s, 2028	409,999	13,559

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	1,837,000	1,965,064
Ser. 05-MCP1, Class XC, IO, 0.217s, 2043	41,342,540	450,448

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC,
IO, 0.47s, 2039	9,137,606	181,668

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 6.164s, 2049	3,281,000	3,607,605
Ser. 07-7, Class ASB, 5.745s, 2050	2,703,000	2,866,987
Ser. 07-5, Class A3, 5.364s, 2048	1,919,000	1,978,742
Ser. 07-6, Class A2, 5.331s, 2051	3,115,000	3,173,987
Ser. 2006-3, Class A2, 5.291s, 2046	3,511,252	3,534,868
FRB Ser. 06-4, Class A2FL, 0.347s, 2049	3,800,181	3,669,550

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.263s, 2049	77,869,192	972,010

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.143s, 2037	3,177,576	176,038
Ser. 06-C4, Class X, IO, 5.939s, 2045	6,770,551	423,159
Ser. 05-C3, Class X, IO, 5.658s, 2044	2,049,771	160,292

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.91s, 2041 F	2,322,364	2,326,335
FRB Ser. 07-HQ12, Class A2, 5.777s, 2049	2,696,217	2,743,153
Ser. 07-IQ14, Class A2, 5.61s, 2049	5,129,477	5,214,164
Ser. 06-T21, Class A2, 5.09s, 2052	1,342,633	1,341,694
FRB Ser. 07-HQ12, Class A2FL, 0.471s, 2049	1,103,040	1,020,533

Morgan Stanley Capital I 144A Ser. 05-HQ5, Class X1, IO,
0.174s, 2042	14,773,896	78,449

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	430,286	456,103

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	189,000	7,560

Residential Asset Securitization Trust FRB Ser. 05-A2,
Class A1, 0.713s, 2035	621,199	488,855

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.112s, 2036	16,857,978	254,555

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	6,347,090	4,474,698
FRB Ser. 05-18, Class 6A1, 2.695s, 2035	1,135,192	908,153

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.563s, 2034	315,970	253,566

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.99s, 2045	36,744,873	5,075,386
Ser. 07-4, Class 1A4, IO, 1s, 2045	49,667,790	1,373,387

Structured Asset Securities Corp. 144A FRB Ser. 05-RF2,
Class A, 0.563s, 2035	3,716,982	3,066,511

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	3,988,430	3,968,488

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.927s, 2049	$6,705,588	$7,016,677
Ser. 06-C27, Class A2, 5.624s, 2045	2,770,513	2,787,706
Ser. 2006-C28, Class A2, 5 1/2s, 2048	8,526,494	8,604,014
Ser. 07-C30, Class APB, 5.294s, 2043	2,272,000	2,332,225
Ser. 06-C29, Class A2, 5.275s, 2048	1,325,000	1,347,111
Ser. 07-C30, Class A3, 5.246s, 2043	2,703,000	2,775,123
Ser. 07-C34, IO, 0.544s, 2046	18,472,359	278,009
Ser. 06-C29, IO, 0.531s, 2048	74,029,040	1,245,457

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.519s, 2018	574,000	344,400
Ser. 03-C3, Class IOI, IO, 1.282s, 2035	15,382,874	228,436
Ser. 05-C18, Class XC, IO, 0.173s, 2042	25,483,877	196,736
Ser. 06-C27, Class XC, IO, 0.16s, 2045	34,198,676	285,217
Ser. 06-C26, Class XC, IO, 0.095s, 2045	12,935,381	37,383
Ser. 06-C23, Class XC, IO, 0.076s, 2045	158,954,097	716,883

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036	129,000	46,440

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 6.975s, 2031	1,083,000	1,080,009

Total mortgage-backed securities (cost $468,157,118)		$510,658,581

U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (56.6%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, with due dates from December 1, 2040 to
March 1, 2041	$179,037,539	$170,645,154

Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	10,501	11,313
6s, TBA, May 1, 2041	25,000,000	27,339,845
6s, TBA, April 1, 2041	13,000,000	14,237,539
4.5s, TBA, May 1, 2041	133,000,000	132,376,563
4s, TBA, May 1, 2041	113,000,000	116,266,401
3 1/2s, with due dates from December 1, 2040 to March 1, 2041	185,748,127	177,411,232
3 1/2s, TBA, May 1, 2041	122,000,000	116,367,028

Total U.S. government agency mortgage obligations (cost $742,464,327)		$754,655,075

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.375s,
January 15, 2017 [i]	$3,550,568	$4,109,889

U.S. Treasury Notes 2 5/8s, November 15, 2020	416,000	393,624

Total U.S. treasury obligations (cost $4,499,889)		$4,503,513

CORPORATE BONDS AND NOTES (25.9%)*	Principal amount	Value

Basic materials (2.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	$1,010,000	$1,082,923

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	935,000	1,204,660

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	1,575,000	1,647,198

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	1,210,000	1,365,788

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Basic materials cont.
Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	$2,505,000	$3,211,638

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	517,000	581,361

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s, 2017	3,082,000	3,394,053

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	1,140,000	1,141,425

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	520,525

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	2,120,000	2,138,790

International Paper Co. sr. unsec. notes 7.95s, 2018	1,400,000	1,701,843

International Paper Co. sr. unsec. notes 9 3/8s, 2019	958,000	1,247,538

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	663,219

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	900,000	1,027,694

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	1,495,000	1,610,863

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	650,000	866,383

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
5.2s, 2040 (Australia)	2,305,000	2,250,975

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	1,815,000	2,201,796

Sealed Air Corp. sr. notes 7 7/8s, 2017	725,000	818,988

Sealed Air Corp. 144A notes 5 5/8s, 2013	678,000	712,805

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	164,000	209,723

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	245,000	295,838

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	76,000	92,495

Temple-Inland, Inc. sr. unsec. unsub. notes 6 7/8s, 2018	1,080,000	1,185,609

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	140,997

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	610,000	682,097

		31,997,224
Capital goods (0.3%)
Allied Waste North America, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2017	850,000	924,375

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	1,393,000	1,728,622

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	497,431

Republic Services, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2019	660,000	717,671

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	305,000	344,727

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	107,902

		4,320,728
Communication services (2.9%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	1,560,000	1,766,700

American Tower Corp. sr. unsec. notes 7s, 2017	1,210,000	1,368,813

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	1,160,000	1,280,086

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	2,645,000	2,779,900

AT&T, Inc. 144A sr. unsec. unsub. notes 5.35s, 2040	1,140,000	1,068,145

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,570,000	1,915,121

CenturyLink, Inc. sr. unsec. debs. bonds Ser. G, 6 7/8s, 2028	2,025,000	1,948,261

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	855,000	862,957

Comcast Cable Communications company guaranty sr. unsub. notes
8 7/8s, 2017	785,000	995,481

Comcast Cable Holdings LLC debs. 9.8s, 2012	75,000	79,995

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	$455,000	$511,161

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	470,000	614,573

Cox Communications, Inc. 144A notes 5 7/8s, 2016	390,000	437,827

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	1,905,890

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	805,000	838,938

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021	30,000	30,778

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	1,670,000	1,835,701

France Telecom notes 8 1/2s, 2031 (France)	340,000	467,839

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	867,000

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	215,000	232,738

NBC Universal, Inc. 144A notes 6.4s, 2040	845,000	888,724

NBC Universal, Inc. 144A notes 5.15s, 2020	670,000	698,605

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	717,945

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,000,000	1,127,350

SBA Tower Trust 144A company guaranty asset backed notes
5.101s, 2017	2,425,000	2,548,477

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,435,000	3,057,298

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	345,000	382,793

Telefonica Emisones SAU company guaranty sr. unsec. notes 5.462s,
2021 (Spain)	1,500,000	1,556,864

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,337,191

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	355,000	408,182

Time Warner Cable, Inc. company guaranty sr. unsec. notes
7 1/2s, 2014	345,000	398,039

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2039	350,000	380,427

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	424,000	507,671

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	856,000	1,110,812

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	768,575

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	795,000	930,269

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	219,000	230,346

		38,857,472
Consumer cyclicals (2.3%)
Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	1,095,000	1,157,950

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	645,000	675,638

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	2,400,000	2,850,758

CBS Corp. company guaranty sr. unsec. unsub. notes 5 5/8s, 2012	17,000	17,934

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	1,195,000	1,197,363

DR Horton, Inc. sr. notes 7 7/8s, 2011	415,000	418,631

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	1,005,000	1,119,319

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	$1,550,000	$1,526,750

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	2,180,000	2,419,800

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	950,000	950,513

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	740,000	756,118

FUEL Trust 144A company guaranty asset backed notes
4.207s, 2016	2,760,000	2,818,258

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	1,769,000	1,822,070

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	840,000	869,400

News America Holdings, Inc. company guaranty 7 3/4s, 2024	870,000	1,040,452

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	945,661

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	1,060,000	1,052,338

Owens Corning company guaranty unsec. unsub. notes 9s, 2019	672,000	800,520

QVC Inc. 144A sr. notes 7 1/8s, 2017	535,000	565,763

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	799,000	782,021

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	980,000	1,178,471

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	1,450,000	1,834,849

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,230,395

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	365,000	369,359

Time Warner, Inc. debs. 9.15s, 2023	675,000	902,259

		30,302,590
Consumer staples (2.6%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	860,000	1,145,070

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	1,735,000	2,283,770

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 8.2s, 2039	2,013,000	2,795,707

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	2,752,000	3,450,617

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,442,568

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016	1,245,000	1,275,946

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	961,072

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	1,310,000	1,519,053

CVS Pass-Through Trust 144A company guaranty notes 7.507s, 2032	2,268,171	2,655,598

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	2,270,000	2,486,742

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)	675,000	868,014

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	1,735,000	1,765,712

General Mills, Inc. sr. unsec. notes 5.65s, 2019	190,000	211,503

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	595,000	647,987

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	85,000	102,031

Kraft Foods, Inc. notes 6 1/8s, 2018	730,000	827,571

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,355,491

Kroger Co. company guaranty 6 3/4s, 2012	5,000	5,276

Kroger Co. company guaranty 6.4s, 2017	605,000	705,042

Kroger Co. sr. notes 6.15s, 2020	200,000	228,225

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	788,535

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	530,000	613,218

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	838,708

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	$555,000	$568,875

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	675,000	815,063

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,611,834

		34,969,228
Energy (1.3%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	2,880,000	3,298,461

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	1,105,000	1,248,054

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	835,000	916,413

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. notes 5 7/8s, 2021	602,000	607,268

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	750,000	833,438

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	340,000	380,357

Forest Oil Corp. company guaranty sr. unsec. notes 8s, 2011	455,000	471,494

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	195,000	204,740

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,036,661

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	550,000	569,250

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	319,000	325,779

Noble Holding International, Ltd. company guaranty sr. unsec. notes
6.05s, 2041	1,095,000	1,120,768

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	740,000	792,725

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,101,851

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	1,320,000	1,277,225

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	220,236

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	240,000	272,496

Weatherford International, Ltd. company guaranty 6 1/2s,
2036 (Switzerland)	470,000	484,765

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s,
2019 (Switzerland)	1,125,000	1,458,986

Weatherford International, Ltd. sr. notes 5 1/2s, 2016 (Switzerland)	390,000	423,861

		17,044,828
Financials (9.2%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,395,000	1,500,263

Aflac, Inc. sr. unsec. notes 6.45s, 2040	990,000	1,013,782

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	995,000	1,055,434

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.527s, 2017	1,035,000	976,780

American Express Co. sr. unsec. notes 8 1/8s, 2019	1,450,000	1,841,564

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.411s, 2011	1,225,000	1,221,509

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	210,000	235,200

American International Group, Inc. sr. unsec. Ser. MTN,5.85s, 2018	2,440,000	2,578,599

AON Corp. jr. unsec. sub. notes 8.205s, 2027	3,255,000	3,678,498

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,498,542

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Financials cont.
Bank of America Corp. sub. notes 7 3/4s, 2015	$1,465,000	$1,683,581

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	949,969

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016	100,000	107,612

Barclays Bank PLC 144A sub. notes 10.179s, 2021	3,331,000	4,333,331

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	2,815,000	2,993,144

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,164,101

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	1,979,781

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.113s, 2012	448,500	443,933

Capital One Bank USA NA sub. notes 8.8s, 2019	1,050,000	1,339,496

Citigroup, Inc. sr. notes 6 1/2s, 2013	1,380,000	1,516,307

Citigroup, Inc. sr. unsec. sub. FRN 0.58s, 2016	1,961,000	1,840,183

Citigroup, Inc. sub. notes 5s, 2014	1,156,000	1,224,085

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	1,380,000	1,449,970

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	580,000	608,134

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	531,491

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	100,000	104,444

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	466,000	509,688

Countrywide Financial Corp. FRN Ser. MTN, 0.708s, 2012	1,090,000	1,087,673

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	436,461

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	64,000	69,401

Erac USA Finance Co. 144A company guaranty notes 2 1/4s, 2014	220,000	220,518

Erac USA Finance Co. 144A company guaranty sr. notes
5 1/4s, 2020	1,115,000	1,161,535

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012	1,695,000	1,823,474

GATX Financial Corp. notes 5.8s, 2016	455,000	495,409

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	2,405,000	2,634,629

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.512s, 2016	895,000	859,743

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 6 7/8s, 2039	370,000	423,864

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	3,230,000	3,317,430

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	595,000	658,189

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,108,056

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	2,510,000	2,591,605

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes
6 5/8s, 2040	3,655,000	3,821,895

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	900,166

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	3,945,000	4,105,826

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016	670,000	690,100

ING Bank NV 144A sr. unsec. notes FRN 1.36s, 2013 (Netherlands)	2,160,000	2,164,458

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	404,000	450,637

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,462,913

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	1,660,384

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 6 3/8s,
2021 (United Kingdom)	520,000	554,273

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Financials cont.
Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	$5,420,000	$5,530,942

Loews Corp. notes 5 1/4s, 2016	385,000	416,666

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	2,880,000	2,980,973

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	1,350,000	1,403,698

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	820,000	893,174

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	2,305,000	3,211,347

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,535,000	1,784,213

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	715,000	779,375

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,056,469

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	1,090,000	1,095,450

Nationwide Financial Services notes 5 5/8s, 2015	500,000	509,917

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	540,000	545,808

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 R	660,000	704,479

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	106,935

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	2,224,000	2,260,140

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	939,014

OneBeacon US Holdings, Inc. company guaranty sr. unsec. notes
5 7/8s, 2013	377,000	394,338

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,697,655

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	340,000	404,882

Prudential Financial, Inc. sr. notes 6.2s, 2015	300,000	334,666

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,279,740

Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB,
5.1s, 2014	575,000	625,825

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.184s, 2017	160,000	149,597

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s,
2019 (United Kingdom)	360,000	381,257

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	2,600,000	2,701,631

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	805,000	910,203

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	626,000	870,924

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	1,278,000	1,390,329

Societe Generale 144A jr. unsec. sub. bonds FRB 1.051s,
2017 (France)	1,090,000	856,696

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	713,974

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	985,000	1,054,272

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	1,555,000	1,800,894

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	1,180,000	1,221,350

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,880,000	2,124,080

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	1,745,000	1,960,918

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	1,810,000	2,098,693

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Financials cont.
WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018	$1,070,000	$1,253,556

Wells Fargo Bank NA unsec. sub. notes 4 3/4s, 2015	345,000	371,032

Wells Fargo Bank NA unsec. sub. notes FRN 0.524s, 2016	1,180,000	1,126,276

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021 (United Kingdom)	750,000	768,259

Willis Group North America, Inc. company guaranty 6.2s, 2017	510,000	555,018

		122,342,725
Health care (0.5%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	1,889,922

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	186,000	224,719

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	464,000	520,562

Fresenius Medical Care US Finance, Inc. 144A company guaranty
sr. notes 5 3/4s, 2021	1,655,000	1,615,694

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	1,045,000	1,163,202

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	249,316

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	120,000	120,779

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	390,000	414,747

WellPoint, Inc. notes 7s, 2019	225,000	268,148

		6,467,089
Technology (0.5%)
Brocade Communications Systems, Inc. company guaranty sr. notes
6 7/8s, 2020	955,000	1,038,563

Brocade Communications Systems, Inc. company guaranty sr. notes
6 5/8s, 2018	230,000	243,800

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	822,000	909,944

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	161,231

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	2,590,000	2,930,536

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	855,000	913,646

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec. notes
7 1/2s, 2015 (Singapore)	340,000	368,050

Tyco Electronics Group SA company guaranty sr. unsec. notes 4 7/8s,
2021 (Luxembourg)	575,000	594,619

		7,160,389
Transportation (0.5%)
American Airlines Pass-Through Trust 2001-01 pass-through
certificates Ser. 01-1, 6.817s, 2011	100,000	100,150

American Airlines, Inc. pass-through certificates Ser. 01-2,
7.858s, 2011	290,000	296,525

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	305,000	348,300

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	365,000	412,106

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	1,670,000	1,763,036

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	708,042	750,525

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	205,809	216,100

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	1,138,297	1,135,451

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Transportation cont.
Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	$218,926	$236,987

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	390,000	417,745

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	513,996	516,566

		6,193,491
Utilities and power (3.4%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	515,000	548,825

Ameren Illinois Co. sr. notes 9 3/4s, 2018	520,000	680,015

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	578,537

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	765,000	862,274

Beaver Valley Funding Corp. sr. bonds 9s, 2017	687,000	753,646

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	980,000	1,085,282

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,947,496	2,057,932

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.228s, 2013	625,000	621,875

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	250,000	288,257

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	498,336

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	130,000	145,348

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	400,000	440,398

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	814,254

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	2,460,000	2,820,545

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Portugal)	1,940,000	1,856,200

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,027,352

Electricite de France 144A notes 6.95s, 2039 (France)	970,000	1,150,224

Electricite de France 144A sr. notes 4.6s, 2020 (France)	255,000	262,809

Enel Finance Intl. SA 144A company guaranty sr. unsec. notes 5 1/8s,
2019 (Luxembourg)	695,000	709,720

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.95s, 2041	1,260,000	1,261,488

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016	1,770,000	1,786,379

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	7,000	7,189

Iberdrola Intl. BV company guaranty sr. unsec. unsub. notes
6 3/4s, 2036	510,000	547,578

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	600,000	654,000

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	991,626

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	363,511

Kansas Gas & Electric bonds 5.647s, 2021	652,662	711,519

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes
11 7/8s, 2012	1,525,000	1,697,940

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,074,360

MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037	410,000	459,332

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	360,000	412,775

National Fuel Gas Co. notes 5 1/4s, 2013	595,000	631,067

NGPL PipeCo, LLC 144A sr. unsec. notes 7.119s, 2017	1,200,000	1,317,900

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	795,000	1,039,793

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Utilities and power cont.
NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	$466,000	$476,762

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	323,713

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	785,000	810,548

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	460,000	516,873

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	885,000	967,463

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	1,227,971	1,231,200

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	515,000	557,198

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	3,220,000	3,314,806

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	240,000	259,077

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	135,000	151,862

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	798,776

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	340,000	393,029

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	2,870,000	3,669,050

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	560,000	651,444

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	830,000	936,745

		45,216,832

Total corporate bonds and notes (cost $323,234,649)		$344,872,596

ASSET-BACKED SECURITIES (7.5%)*	Principal amount	Value

Aames Mortgage Investment Trust FRB Ser. 06-1, Class A3,
0.373s, 2036 F	$7,491,578	$5,431,394

Accredited Mortgage Loan Trust FRB Ser. 07-1, Class A3,
0.343s, 2037	6,829,000	4,763,228

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.363s, 2036	1,389,000	880,439
FRB Ser. 06-HE3, Class A2C, 0.363s, 2036	973,000	448,848

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.373s, 2036	723,080	500,240

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	222,669	224,450

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	3,627,781	2,974,780
Ser. 00-5, Class A6, 7.96s, 2032	1,907,160	1,685,453
Ser. 02-1, Class M1F, 7.954s, 2033	2,468,000	2,703,078
Ser. 01-4, Class A4, 7.36s, 2033	2,694,397	2,856,061
Ser. 00-6, Class A5, 7.27s, 2031	5,359,213	5,634,945
Ser. 01-1, Class A5, 6.99s, 2031	5,375,596	5,536,864

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.603s, 2034	512,786	474,784
FRB Ser. 06-BC1, Class 2A3, 0.503s, 2036	2,200,000	1,606,000
FRB Ser. 07-BC2, Class 2A3, 0.453s, 2037	10,794,000	5,397,000
FRB Ser. 07-3, Class 2A2, 0.383s, 2047	3,712,000	2,812,118
FRB Ser. 07-11, Class 2A2, 0.333s, 2047	5,985,000	5,220,042
FRB Ser. 07-1, Class 2A2, 0.313s, 2037	6,882,000	5,574,420

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	$134,710	$13

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 0.383s, 2036	3,011,000	1,875,901

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.213s, 2037	417,000	70,890

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.969s, 2032	342,468	68,494

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2029	8,114,544	7,424,808
FRN Ser. 96-9, Class M1, 7.63s, 2027	1,643,000	1,664,345
Ser. 97-6, Class A9, 7.55s, 2029	436,926	477,136
Ser. 95-8, Class B1, 7.3s, 2026	284,587	283,413
Ser. 1997-5, Class M1, 6.95s, 2029	2,400,000	2,352,000
Ser. 99-2, Class A7, 6.44s, 2030	1,536,114	1,573,681
Ser. 99-1, Class A6, 6.37s, 2025	562,663	582,356

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	2,254,557	2,306,694

GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, 0.643s, 2035	7,131,000	5,562,180
FRB Ser. 05-11, Class 3A4, 0.463s, 2035	1,546,458	1,283,560

Long Beach Mortgage Loan Trust FRB Ser. 06-4, Class 2A4,
0.473s, 2036	795,716	299,925

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.463s, 2032	4,257,734	3,980,981
FRB Ser. 02-A, Class M2, 2.463s, 2032	453,000	425,820

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	389,045	375,813

Nationstar Home Equity Loan Trust FRB Ser. 07-A, Class AV3,
0.363s, 2037	4,785,000	3,445,200

New Century Home Equity Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	705,878	708,118

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.373s, 2036	812,702	433,758
FRB Ser. 06-2, Class A2C, 0.363s, 2036	1,017,000	583,955

Oakwood Mortgage Investors, Inc. Ser. 02-C, Class A1,
5.41s, 2032	3,336,533	3,203,072

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	285,365	276,804

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.373s, 2037	1,565,000	1,018,159

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.423s, 2036	1,730,000	650,221

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.383s, 2036	758,000	600,536

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	1,228,571	185,852

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,446,768	173,612

Vanderbilt Mortgage Finance Ser. 01-B, Class A5, 6.96s, 2031	2,767,000	2,926,089

Total asset-backed securities (cost $104,406,226)		$99,537,530

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.5%)*	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 4.47% versus the three month USD-LIBOR-BBA
maturing August 25, 2041.	Aug-11/4.47	$62,587,700	$3,526,191

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 4.47% versus the three month USD-LIBOR-BBA
maturing August 25, 2041.	Aug-11/4.47	62,587,700	1,050,222

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.585% versus the three month
USD-LIBOR-BBA maturing August 8, 2041.	Aug-11/4.585	100,000,000	7,025,000

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.585% versus the three month
USD-LIBOR-BBA maturing August 8, 2041.	Aug-11/4.585	100,000,000	877,000

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.555% versus the three month
USD-LIBOR-BBA maturing August 5, 2041.	Aug-11/4.555	29,833,100	1,977,040

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.555% versus the three month
USD-LIBOR-BBA maturing August 5, 2041.	Aug-11/4.555	29,833,100	287,889

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 3.58% versus the three month
USD-LIBOR-BBA maturing July 25, 2021.	Jul-11/3.58	155,580,026	3,063,371

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 3.58% versus the three month
USD-LIBOR-BBA maturing July 25, 2021.	Jul-11/3.58	155,580,026	1,775,168

Option on an interest rate swap with Barclay’s
Bank PLC the right to pay a fixed rate of 3.96%
versus the three month USD-LIBOR-BBA maturing
June 3, 2021.	Jun-11/3.96	67,368,900	11,452

Total purchased options outstanding (cost $25,232,372)			$19,593,333

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$861,029

IL State G.O. Bonds
4.421s, 1/1/15	410,000	421,140
4.071s, 1/1/14	1,220,000	1,256,893

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	675,000	690,309

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	809,654

Total municipal bonds and notes (cost $3,925,424)		$4,039,025

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041	$748,000	$791,842

Korea Development Bank sr. unsec. unsub. notes 4s, 2016	800,000	813,916

Total foreign government bonds and notes (cost $1,577,210)		$1,605,758

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.303s, 2016	$334,037	$312,742

National Bedding Co., LLC bank term loan FRN Ser. B,
3.813s, 2013	150,417	150,417

Polypore, Inc. bank term loan FRN Ser. B, 2.22s, 2014	391,290	386,399

SunGard Data Systems, Inc. bank term loan FRN 1.979s, 2014	9,062	8,955

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.929s, 2016	187,760	188,329

Total senior loans (cost $986,412)		$1,046,842

SHORT-TERM INVESTMENTS (11.7%)*	Principal amount	Value

Dexia Credit Local SA NY certificates of deposit, FRN,
Ser. YCD, 0.413s, 2013 M	$8,810,000	$8,810,000

U.S. Treasury Bills for an effective yield of 0.26%,
October 20, 2011 # ##	13,319,000	13,306,214

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.24%, August 25, 2011 # ##	57,425,000	57,380,037

U.S. Treasury Bills for effective yields ranging from 0.22%
to 0.24%, July 28, 2011 # ##	48,231,000	48,226,178

U.S. Treasury Bills for an effective yield of 0.20%,
June 2, 2011 # ##	28,868,000	28,862,660

Total short-term investments (cost $156,567,688)		$156,585,089

TOTAL INVESTMENTS

Total investments (cost $1,831,051,315)		$1,897,097,342

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,333,330,271.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

M The security’s effective maturity date is less than one year.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $337,476,294 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	402	$99,635,700	Jun-12	$(56,278)

U.S. Treasury Bond 20 yr (Long)	1,624	198,737,000	Jun-11	4,737,164

U.S. Treasury Bond 30 yr (Short)	122	15,356,750	Jun-11	(132,544)

U.S. Treasury Note 2 yr (Long)	24	5,259,000	Jun-11	24,845

U.S. Treasury Note 10 yr (Short)	139	16,838,547	Jun-11	(371,155)

Total				$4,202,032

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $128,090,829) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$23,047,000	Aug-11/4.475	$21,895

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	23,047,000	Aug-11/4.475	1,930,417

Option on an interest rate swap with Citibank,
N.A. for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	30,662,000	Aug-11/4.49	2,612,709

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $128,090,829) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$30,662,000	Aug-11/4.49	$25,756

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	10,118

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	1,383,316

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	153,193,000	Aug-11/4.7	35,234

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	153,193,000	Aug-11/4.7	15,922,880

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	31,254,600	Aug-15/4.375	4,606,334

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	31,254,600	Aug-15/4.375	2,434,421

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	31,254,600	Aug-15/4.46	2,585,381

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	31,254,600	Aug-15/4.46	4,344,389

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	32,662,920	Feb-15/5.27	1,571,250

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	32,662,920	Feb-15/5.27	2,659,415

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	577,365

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	1,079,926

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $128,090,829) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	$72,092,340	Jan-12/4.72	$422,461

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	72,092,340	Jan-12/4.72	6,521,473

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	120,153,900	Jan-12/4.8	588,754

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	120,153,900	Jan-12/4.8	11,602,061

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.46	15,837

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	47,992,000	Jul-11/4.46	4,098,517

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	10,802

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	4,074,574

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	4,365,352

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	11,038

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	22,504,000	Jul-11/4.5475	4,726

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	22,504,000	Jul-11/4.5475	2,090,172

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	71,988,000	Jul-11/4.745	7,919

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $128,090,829) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	$71,988,000	Jul-11/4.745	$7,866,849

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	17,335,500	May-12/5.51	2,448,466

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	17,335,500	May-12/5.51	74,127

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	128,896,500	Sep-15/4.04	4,674,303

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	128,896,500	Sep-15/4.04	12,977,815

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 3.55%
versus the three month USD-LIBOR-BBA maturing
July 21, 2021.	65,705,512	Jul-11/3.55	793,066

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 3.55% versus the
three month USD-LIBOR-BBA maturing July 21, 2021.	65,705,512	Jul-11/3.55	1,199,126

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing August 24, 2041.	108,707,964	Aug-11/4.29	3,094,916

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing August 24, 2041.	108,707,964	Aug-11/4.29	4,014,737

Total			$112,757,897

TBA SALE COMMITMENTS OUTSTANDING at 4/30/11 (proceeds receivable $370,292,656) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s, April 1, 2041	$13,000,000	4/13/11	$14,237,539

Federal National Mortgage Association, 4 1/2s, May 1, 2041	79,000,000	5/12/11	81,283,590

Federal National Mortgage Association, 4s, May 1, 2041	133,000,000	5/12/11	132,376,563

Federal National Mortgage Association, 3 1/2s, May 1, 2041	157,000,000	5/12/11	149,751,011

Total			$377,648,703

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$198,330,600	$(120,364)	4/12/13	0.97%	3 month USD-
				LIBOR-BBA	$(1,046,845)

91,892,900	(207,510)	4/12/41	4.39%	3 month USD-
				LIBOR-BBA	(3,996,842)

132,689,300	(403,777)	4/20/21	3 month USD-
			LIBOR-BBA	3.5%	1,327,251

Barclays Bank PLC
3,032,400	—	3/10/41	3 month USD-
			LIBOR-BBA	4.38%	130,721

53,717,300	69,253	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	1,334,185

40,200,000	—	5/4/16	2.17%	3 month USD-
				LIBOR-BBA	(30,150)

Citibank, N.A.
2,279,200	(721)	6/28/19	3 month USD-
			LIBOR-BBA	3.04%	19,862

209,983,300	30,621	10/14/14	1.05%	3 month USD-
				LIBOR-BBA	3,026,399

Credit Suisse International
191,869,500	(255,722)	3/14/16	3 month USD-
			LIBOR-BBA	2.35%	2,531,257

207,931,200	(413,525)	3/14/20	3 month USD-
			LIBOR-BBA	3.42%	4,263,333

48,991,100	112,306	3/14/41	4.36%	3 month USD-
				LIBOR-BBA	(1,804,204)

56,900,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	(66,004)

247,804,200	(50,698)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(4,425,371)

114,008,400	33,359	2/24/26	4.16%	3 month USD-
				LIBOR-BBA	(5,084,399)

384,004,400	(38,395)	4/19/13	3 month USD-
			LIBOR-BBA	0.89%	1,050,289

Deutsche Bank AG
271,704,300	47,904	12/31/14	1.91%	3 month USD-
				LIBOR-BBA	(4,838,796)

27,432,600	(139,987)	4/14/21	3 month USD-
			LIBOR-BBA	3.66%	622,248

45,660,000	—	10/5/21	3 month USD-
			LIBOR-BBA	3.52057%	495,650

Goldman Sachs International
21,025,600	—	2/28/41	3 month USD-
			LIBOR-BBA	4.31%	671,732

60,622,400 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(36,980)

40,177,600	—	4/4/16	3 month USD-
			LIBOR-BBA	2.415%	625,324

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$111,745,900	$492,097	5/3/21	3 month USD-
			LIBOR-BBA	3.39%	$676,477

4,500,000	—	5/4/41	4.1775%	3 month USD-
				LIBOR-BBA	—

JPMorgan Chase Bank, N.A.
39,029,100	123,645	3/11/26	4.12%	3 month USD-
				LIBOR-BBA	(1,368,585)

113,700,000 E	—	3/21/13	1.1685%	3 month USD-
				LIBOR-BBA	(146,559)

41,300,000 E	—	3/22/13	1.185%	3 month USD-
				LIBOR-BBA	(58,316)

171,181,500	30,558	3/31/16	3 month USD-
			LIBOR-BBA	2.42%	2,801,906

23,923,200	(47,930)	3/31/41	4.28%	3 month USD-
				LIBOR-BBA	(623,183)

37,200,000	—	5/4/21	3 month USD-
			LIBOR-BBA	3.38%	25,668

35,457,336	(683,369)	4/28/21	3 month USD-
			LIBOR-BBA	3.59%	25,297

7,505,000	—	5/4/21	3 month USD-
			LIBOR-BBA	3.407%	22,890

Total					$(3,875,745)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$19,100,918	$149,226	1/12/36	(5.50%) 1 month	Synthetic TRS	$16,690
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

7,304,972	(5,707)	1/12/39	(5.50%) 1 month	Synthetic TRS	62,305
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

7,353,135	(3,447)	1/12/40	5.00% (1 month	Synthetic TRS	(48,605)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

7,304,972	(5,707)	1/12/39	(5.50%) 1 month	Synthetic TRS	62,305
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A. cont.
$7,353,135	$(10,340)	1/12/40	5.00% (1 month	Synthetic TRS	$(55,498)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

7,329,457	(34,357)	1/12/40	(4.50%) 1 month	Synthetic TRS	38,151
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

7,378,259	19,599	1/12/40	5.00% (1 month	Synthetic TRS	(33,820)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Barclays Bank PLC
2,090,672	—	1/12/40	5.00% (1 month	Synthetic TRS	(12,839)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

801,110	—	1/12/40	4.50% (1 month	Synthetic TRS	(7,134)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

6,314,651	—	1/12/40	5.00% (1 month	Synthetic TRS	(38,779)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,387,254	—	1/12/40	5.00% (1 month	Synthetic TRS	(20,801)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

39,270,083	—	1/12/38	(6.50%) 1 month	Synthetic TRS	191,514
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

25,604,481	—	1/12/38	(6.50%) 1 month	Synthetic TRS	124,869
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

22,235,496	—	1/12/40	4.50% (1 month	Synthetic TRS	(198,011)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

12,721,976	—	1/12/41	5.00% (1 month	Synthetic TRS	(100,022)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,887,906	—	1/12/39	(5.50%) 1 month	Synthetic TRS	110,679
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$7,304,972	$(10,273)	1/12/39	(5.50%) 1 month	Synthetic TRS	$57,740
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

7,304,972	(10,273)	1/12/39	(5.50%) 1 month	Synthetic TRS	57,740
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

7,353,135	(5,745)	1/12/40	5.00% (1 month	Synthetic TRS	(50,903)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,111,954	—	1/12/38	(6.50%) 1 month	Synthetic TRS	10,300
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

10,464,759	—	1/12/38	(6.50%) 1 month	Synthetic TRS	51,035
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

16,916,383	—	1/12/38	(6.50%) 1 month	Synthetic TRS	82,498
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

17,545,036	(24,673)	1/12/39	(5.50%) 1 month	Synthetic TRS	138,679
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

17,602,317	(11,001)	1/12/40	4.50% (1 month	Synthetic TRS	(167,754)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,935,093	(2,752)	1/12/39	(5.50%) 1 month	Synthetic TRS	24,575
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

1,543,262	482	1/12/41	(5.00%) 1 month	Synthetic TRS	12,828
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

1,529,556	(1,434)	1/12/40	5.00% (1 month	Synthetic TRS	(11,038)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

71,469,606	—	1/12/40	5.00% (1 month	Synthetic TRS	(438,900)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$7,157,467	$—	1/12/40	5.00% (1 month	Synthetic TRS	$(43,955)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

16,088,884	—	1/12/40	5.00% (1 month	Synthetic TRS	(98,803)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,561,943	—	1/12/40	4.50% (1 month	Synthetic TRS	(49,530)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

16,533,513	108,501	1/12/40	5.00% (1 month	Synthetic TRS	(29,358)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

18,153,788	—	1/12/38	(6.50%) 1 month	Synthetic TRS	88,533
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

16,566,672	—	1/12/39	5.50% (1 month	Synthetic TRS	(154,239)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

2,120,309	—	1/12/39	5.50% (1 month	Synthetic TRS	(19,740)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

18,153,788	—	1/12/38	(6.50%) 1 month	Synthetic TRS	88,533
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Citibank, N.A.
7,109,299	(5,554)	1/12/39	(5.50%) 1 month	Synthetic TRS	60,636
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

7,424,379	(9,280)	1/12/40	4.50% (1 month	Synthetic TRS	(75,396)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

Credit Suisse International
19,113,122	(173,213)	1/12/39	(5.00%) 1 month	Synthetic TRS	257,701
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

7,353,135	(14,936)	1/12/40	5.00% (1 month	Synthetic TRS	(60,094)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$7,304,972	$1,141	1/12/39	(5.50%) 1 month	Synthetic TRS	$69,154
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

13,480,493	10,532	1/12/40	(5.00%) 1 month	Synthetic TRS	93,320
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

7,329,457	(36,647)	1/12/40	(4.50%) 1 month	Synthetic TRS	36,765
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

7,297,065	30,784	1/12/41	5.00% (1 month	Synthetic TRS	(35,597)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
9,405,739	—	1/12/40	5.00% (1 month	Synthetic TRS	(57,761)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,847,810	—	1/12/40	(5.00%) 1 month	Synthetic TRS	78,899
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

8,675,882	—	1/12/41	(5.00%) 1 month	Synthetic TRS	68,211
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

10,630,754	—	1/12/40	(5.00%) 1 month	Synthetic TRS	65,284
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

19,100,918	(62,675)	1/12/36	5.50% (1 month	Synthetic TRS	69,861
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

5,305,899	(7,461)	1/12/39	(5.50%) 1 month	Synthetic TRS	42,744
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

11,243,991	12,298	1/12/40	(5.00%) 1 month	Synthetic TRS	82,899
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

19,698,775	—	1/12/39	5.50% (1 month	Synthetic TRS	(183,399)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$19,403,259	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(180,648)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

49,145,972	—	1/12/38	(6.50%) 1 month	Synthetic TRS	239,677
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

23,519,075	—	1/12/39	5.50% (1 month	Synthetic TRS	(218,974)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Total					$(7,473)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$99,537,530	$—

Corporate bonds and notes	—	344,872,596	—

Foreign government bonds and notes	—	1,605,758	—

Mortgage-backed securities	—	510,407,285	251,296

Municipal bonds and notes	—	4,039,025	—

Purchased options outstanding	—	19,593,333	—

Senior loans	—	1,046,842	—

U.S. Government Agency Mortgage Obligations	—	754,655,075	—

U.S. Treasury Obligations	—	4,503,513	—

Short-term investments	—	156,585,089	—

Totals by level	$—	$1,896,846,046	$251,296

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$4,202,032	$—	$—

Written options	—	(112,757,897)	—

TBA sale commitments	—	(377,648,703)	—

Interest rate swap contracts	—	(2,453,490)	—

Total return swap contracts	—	95,439	—

Totals by level	$4,202,032	$(492,764,651)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,831,051,315)	$1,897,097,342

Cash	35,935

Interest and other receivables	10,966,455

Receivable for shares of the fund sold	3,305,505

Receivable for investments sold	2,791,332

Receivable for sales of delayed delivery securities (Note 1)	370,757,740

Unrealized appreciation on swap contracts (Note 1)	22,034,614

Receivable for variation margin (Note 1)	332,337

Premium paid on swap contracts (Note 1)	2,797,473

Total assets	2,310,118,733

LIABILITIES

Payable for investments purchased	20,810,444

Payable for purchases of delayed delivery securities (Note 1)	430,103,615

Payable for shares of the fund repurchased	2,623,717

Payable for compensation of Manager (Note 2)	434,635

Payable for investor servicing fees (Note 2)	153,572

Payable for custodian fees (Note 2)	36,685

Payable for Trustee compensation and expenses (Note 2)	301,073

Payable for administrative services (Note 2)	4,938

Payable for distribution fees (Note 2)	416,977

Written options outstanding, at value (premiums received $128,090,829) (Notes 1 and 3)	112,757,897

Premium received on swap contracts (Note 1)	1,272,306

Unrealized depreciation on swap contracts (Note 1)	25,917,832

TBA sale commitments, at value (proceeds receivable $370,292,656) (Note 1)	377,648,703

Collateral on certain derivative contracts, at value (Note 1)	4,109,889

Other accrued expenses	196,179

Total liabilities	976,788,462

Net assets	$1,333,330,271

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,496,935,075

Undistributed net investment income (Note 1)	2,829,885

Accumulated net realized loss on investments (Note 1)	(240,776,415)

Net unrealized appreciation of investments	74,341,726

Total — Representing net assets applicable to capital shares outstanding	$1,333,330,271

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($818,945,196 divided by 118,738,631 shares)	$6.90

Offering price per class A share (100/96.00 of $6.90)*	$7.19

Net asset value and offering price per class B share ($38,844,167 divided by 5,679,168 shares)**	$6.84

Net asset value and offering price per class C share ($162,567,405 divided by 23,713,617 shares)**	$6.86

Net asset value and redemption price per class M share ($202,719,298 divided by 29,948,070 shares)	$6.77

Offering price per class M share (100/96.75 of $6.77)***	$7.00

Net asset value, offering price and redemption price per class R share
($4,514,409 divided by 657,811 shares)	$6.86

Net asset value, offering price and redemption price per class Y share
($105,739,796 divided by 15,166,662 shares)	$6.97

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $221,653 from investments in affiliated issuers) (Note 6)	$34,542,057

Total investment income	34,542,057

EXPENSES

Compensation of Manager (Note 2)	2,693,364

Investor servicing fees (Note 2)	951,155

Custodian fees (Note 2)	42,269

Trustee compensation and expenses (Note 2)	77,599

Administrative services (Note 2)	21,815

Distribution fees — Class A (Note 2)	1,017,383

Distribution fees — Class B (Note 2)	203,279

Distribution fees — Class C (Note 2)	818,393

Distribution fees — Class M (Note 2)	540,693

Distribution fees — Class R (Note 2)	10,347

Other	310,023

Total expenses	6,686,320

Expense reduction (Note 2)	(2,708)

Net expenses	6,683,612

Net investment income	27,858,445

Net realized gain on investments (Notes 1 and 3)	17,089,976

Net realized loss on swap contracts (Note 1)	(22,125,272)

Net realized loss on futures contracts (Note 1)	(50,704,943)

Net realized gain on written options (Notes 1 and 3)	635,084

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	71,614,396

Net gain on investments	16,509,241

Net increase in net assets resulting from operations	$44,367,686

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/11*	Year ended 10/31/10

Operations:
Net investment income	$27,858,445	$81,101,563

Net realized gain (loss) on investments	(55,105,155)	91,335,846

Net unrealized appreciation (depreciation) of investments	71,614,396	(39,152,094)

Net increase in net assets resulting from operations	44,367,686	133,285,315

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,397,581)	(55,288,486)

Class B	(1,027,885)	(2,697,878)

Class C	(4,151,116)	(5,961,106)

Class M	(6,157,964)	(14,351,841)

Class R	(115,381)	(212,836)

Class Y	(3,120,063)	(12,027,573)

Increase in capital from settlement payments	—	41,451

Redemption fees (Note 1)	—	4,817

Increase (decrease) from capital share transactions (Note 4)	(111,833,805)	216,063,105

Total increase (decrease) in net assets	(105,436,109)	258,854,968

NET ASSETS
Beginning of period	1,438,766,380	1,179,911,412

End of period (including undistributed net investment
income of $2,829,885 and $12,941,430, respectively)	$1,333,330,271	$1,438,766,380

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
April 30, 2011 **	$6.86	.14	.09	.23	(.19)	(.19)	—	—	$6.90	3.50 *	$818,945	.43*	.43*	2.11*	175*
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	— [e]	— [f]	6.86	11.45	855,659	.88 [g,h]	.88 [g,h]	6.38 [g]	112
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	— [e]	—	6.61	34.44	667,144	1.68 [g,i]	.96 [g]	5.12 [g]	331
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	— [e]	—	5.35	(15.13)	537,220	.99 [g]	.99 [g]	5.91 [g]	200
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	— [e]	—	6.77	5.35	768,016	.98 [g]	.98 [g]	4.67 [g]	323
October 31, 2006	6.73	.27 [j]	.03	.30	(.29)	(.29)	— [e]	—	6.74	4.53	791,970	.95 [g,j]	.95 [g,j]	4.07 [g,j]	239

Class B
April 30, 2011 **	$6.80	.12	.09	.21	(.17)	(.17)	—	—	$6.84	3.16 *	$38,844	.80*	.80*	1.75*	175*
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	— [e]	— [f]	6.80	10.54	43,205	1.63 [g,h]	1.63 [g,h]	5.82 [g]	112
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	— [e]	—	6.56	33.21	45,772	2.43 [g,i]	1.71 [g]	4.31 [g]	331
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	— [e]	—	5.32	(15.58)	57,171	1.74 [g]	1.74 [g]	5.22 [g]	200
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	— [e]	—	6.72	4.43	110,495	1.73 [g]	1.73 [g]	3.96 [g]	323
October 31, 2006	6.68	.22 [j]	.04	.26	(.24)	(.24)	— [e]	—	6.70	3.92	154,775	1.70 [g,j]	1.70 [g,j]	3.37 [g,j]	239

Class C
April 30, 2011 **	$6.82	.12	.09	.21	(.17)	(.17)	—	—	$6.86	3.15 *	$162,567	.80*	.80*	1.74*	175*
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	— [e]	— [f]	6.82	10.57	167,237	1.63 [g,h]	1.63 [g,h]	5.08 [g]	112
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	— [e]	—	6.58	33.40	43,310	2.43 [g,i]	1.71 [g]	4.45 [g]	331
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	— [e]	—	5.33	(15.67)	16,414	1.74 [g]	1.74 [g]	5.16 [g]	200
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	— [e]	—	6.74	4.41	20,396	1.73 [g]	1.73 [g]	3.93 [g]	323
October 31, 2006	6.70	.22 [j]	.04	.26	(.24)	(.24)	— [e]	—	6.72	3.92	21,736	1.70 [g,j]	1.70 [g,j]	3.33 [g,j]	239

Class M
April 30, 2011 **	$6.74	.13	.09	.22	(.19)	(.19)	—	—	$6.77	3.32 *	$202,719	.55*	.55*	2.00*	175*
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	— [e]	— [f]	6.74	11.28	222,916	1.13 [g,h]	1.13 [g,h]	6.23 [g]	112
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	— [e]	—	6.50	33.82	194,199	1.93 [g,i]	1.21 [g]	4.83 [g]	331
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	— [e]	—	5.28	(15.19)	167,743	1.24 [g]	1.24 [g]	5.67 [g]	200
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	— [e]	—	6.68	4.86	253,457	1.23 [g]	1.23 [g]	4.45 [g]	323
October 31, 2006	6.66	.25 [j]	.03	.28	(.27)	(.27)	— [e]	—	6.67	4.38	331,997	1.20 [g,j]	1.20 [g,j]	3.85 [g,j]	239

Class R
April 30, 2011 **	$6.83	.13	.09	.22	(.19)	(.19)	—	—	$6.86	3.27 *	$4,514	.55*	.55*	1.96*	175*
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	— [e]	— [f]	6.83	11.10	4,068	1.13 [g,h]	1.13 [g,h]	5.91 [g]	112
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	— [e]	—	6.59	34.02	2,353	1.93 [g,i]	1.21 [g]	4.85 [g]	331
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	— [e]	—	5.34	(15.30)	1,448	1.24 [g]	1.24 [g]	5.54 [g]	200
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	— [e]	—	6.76	4.98	1,062	1.23 [g]	1.23 [g]	4.38 [g]	323
October 31, 2006	6.72	.25 [j]	.04	.29	(.27)	(.27)	— [e]	—	6.74	4.50	755	1.20 [g,j]	1.20 [g,j]	3.70 [g,j]	239

Class Y
April 30, 2011 **	$6.93	.16	.08	.24	(.20)	(.20)	—	—	$6.97	3.55 *	$105,740	.30*	.30*	2.27*	175*
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	— [e]	— [f]	6.93	11.73	145,681	.63 [g,h]	.63 [g,h]	6.74 [g]	112
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	— [e]	—	6.67	34.59	227,134	1.43 [g,i]	.71 [g]	5.87 [g]	331
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	— [e]	—	5.40	(14.85)	790,264	.74 [g]	.74 [g]	6.14 [g]	200
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	— [e]	—	6.82	5.54	1,126,527	.73 [g]	.73 [g]	4.93 [g]	323
October 31, 2006	6.77	.29 [j]	.03	.32	(.30)	(.30)	— [e]	—	6.79	4.89	1,193,654	.70 [g,j]	.70 [g,j]	4.30 [g,j]	239

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

October 31, 2008	0.09

October 31, 2007	0.08

October 31, 2006	0.05

h Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets for the period ended October 31, 2009.

j Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through April 30, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 3,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $664,100,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors/ industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $545,200,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,318,900,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/ or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,900,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $99,373,577 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $97,680,280.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $169,472,283 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$106,160,784	October 31, 2016

63,311,499	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,859,835,105, resulting in gross unrealized appreciation and depreciation of $59,612,612 and $22,350,375, respectively, or net unrealized appreciation of $37,262,237.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion,
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,708 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $743, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $102,964 and $45,122 from the sale of class A and class M shares, respectively, and received $19,938 and $18,229 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,087 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,064,658,383 and $1,772,056,983, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $6,882,374 and $6,483,385, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	$1,912,967,480	$121,227,292

Options opened	398,467,222	10,392,174
Options exercised	(115,037,270)	(1,922,581)
Options closed	(39,606,800)	(1,606,056)

Written options outstanding at the
end of the reporting period	$2,156,790,632	$128,090,829

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 4/30/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	13,094,434	$89,026,737	52,072,574	$355,055,909

Shares issued in connection with
reinvestment of distributions	2,857,835	19,361,251	6,943,802	47,126,038

	15,952,269	108,387,988	59,016,376	402,181,947

Shares repurchased	(21,995,800)	(149,279,159)	(35,183,365)	(240,031,282)

Net increase (decrease)	(6,043,531)	$(40,891,171)	23,833,011	$162,150,665

	Six months ended 4/30/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	936,737	$6,322,808	2,596,867	$17,589,257

Shares issued in connection with
reinvestment of distributions	123,143	826,615	347,433	2,336,846

	1,059,880	7,149,423	2,944,300	19,926,103

Shares repurchased	(1,731,279)	(11,666,406)	(3,570,653)	(24,061,002)

Net decrease	(671,399)	$(4,516,983)	(626,353)	$(4,134,899)

	Six months ended 4/30/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	3,918,018	$26,496,701	19,617,803	$133,332,927

Shares issued in connection with
reinvestment of distributions	376,785	2,536,848	558,516	3,783,588

	4,294,803	29,033,549	20,176,319	137,116,515

Shares repurchased	(5,108,668)	(34,421,589)	(2,234,359)	(15,121,551)

Net increase (decrease)	(813,865)	$(5,388,040)	17,941,960	$121,994,964

	Six months ended 4/30/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	3,060,706	$20,371,051	9,433,356	$63,396,961

Shares issued in connection with
reinvestment of distributions	53,346	354,669	121,762	812,575

	3,114,052	20,725,720	9,555,118	64,209,536

Shares repurchased	(6,258,924)	(41,767,152)	(6,321,085)	(42,296,772)

Net increase (decrease)	(3,144,872)	$(21,041,432)	3,234,033	$21,912,764

	Six months ended 4/30/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	144,570	$976,196	372,599	$2,533,362

Shares issued in connection with
reinvestment of distributions	13,755	92,805	27,304	184,731

	158,325	1,069,001	399,903	2,718,093

Shares repurchased	(96,284)	(651,818)	(161,434)	(1,090,419)

Net increase	62,041	$417,183	238,469	$1,627,674

	Six months ended 4/30/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,155,801	$42,283,359	32,275,242	$222,582,968

Shares issued in connection with
reinvestment of distributions	244,322	1,671,755	1,214,368	8,308,414

	6,400,123	43,955,114	33,489,610	230,891,382

Shares repurchased	(12,265,533)	(84,368,476)	(46,513,935)	(318,379,445)

Net decrease	(5,865,410)	$(40,413,362)	(13,024,325)	$(87,488,063)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	$48,041,072*	(depreciation)	$139,361,655*

Total		$48,041,072		$139,361,655

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$597,583	$597,583

Interest rate contracts	(5,390,167)	(50,704,943)	(22,722,855)	$(78,817,965)

Total	$(5,390,167)	$(50,704,943)	$(22,125,272)	$(78,220,382)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(459,348)	$(459,348)

Interest rate contracts	20,871,155	16,786,845	41,919,915	79,577,915

Total	$20,871,155	$16,786,845	$41,460,567	$79,118,567

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $221,653 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $203,382,321 and $584,279,782, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank and Trust	Vice President and	Treasurer and Assistant Clerk
Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA035
267778 6/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011